UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 17, 2019

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Nuclear Officer

On December 18, 2019, the Board of Directors of Arizona Public Service Company (“APS”) appointed Maria L. Lacal Executive Vice President and Chief Nuclear Officer, Palo Verde Generating Station of APS, effective January 21, 2020. At that time, she will replace Robert S. Bement in that role. Mr. Bement will remain with APS after January 21, 2020 as Executive Vice President and Special Advisor to the Chief Executive Officer of APS and will retire from APS on March 31, 2020. A copy of the press release announcing this appointment is attached hereto as Exhibit 99.1.

2020 Annual Incentive Award Plans

On December 17, 2019, the Human Resources Committee (the “Committee”) of the Pinnacle West Capital Corporation (“Pinnacle West”) Board of Directors (the “Board”) approved the portion of the APS 2020 Annual Incentive Award Plan (the “APS Plan”) that provides an incentive award opportunity for Jeffrey B. Guldner, the Chairman of the Board, President, and Chief Executive Officer of Pinnacle West and APS.  On December 18, 2019, the Board, acting on the recommendation of the Committee, approved the portion of the APS Plan that includes an incentive award opportunity for James R. Hatfield, Executive Vice President and Chief Financial Officer of Pinnacle West and APS and Daniel T. Froetscher, Executive Vice President, Operations of APS and the APS 2020 Annual Incentive Award Plan for Palo Verde Employees (the “Palo Verde Plan”), which includes an incentive award opportunity for Robert S. Bement, Executive Vice President and Chief Nuclear Officer of APS.

No incentive payments will be awarded under the APS Plan unless Pinnacle West, with respect to Mr. Guldner, or APS, with respect to Messrs. Hatfield and Froetscher, each achieves a specified threshold earnings level. The award opportunities for Mr. Guldner under the APS Plan are based on the achievement of specified 2020 Pinnacle West earnings levels and specified business unit performance goals.  Mr. Guldner has a target award opportunity of up to 110% of his base salary.  Mr. Guldner may earn less or more than the target amount, up to a maximum award opportunity of 220% of base salary, depending on the achievement of the earnings and business unit performance goals separately or in combination, and before adjustment for individual performance.  The business unit performance indicators for Mr. Guldner are in the functional areas of customer service, transmission and distribution, fossil generation, corporate resources and performance of the Palo Verde Generating Station.

The award opportunities for Messrs. Hatfield and Froetscher under the APS Plan are based on the achievement of specified 2020 APS earnings levels and specified business unit performance goals.  Mr. Hatfield has a target award opportunity of up to 75% of his base salary and Mr. Froetscher has a target award opportunity of up to 90% of his base salary.  Messrs. Hatfield and Froetscher may earn less or more than the target amount, up to a maximum award opportunity of 150% of base salary for Mr. Hatfield and 180% for Mr. Froetscher, depending on the achievement of the earnings and business unit performance goals separately or in combination, and before adjustment for individual performance.  The business unit performance indicators that will be considered for Messrs. Hatfield and Froetscher are derived from the APS critical areas of focus, as provided in its “Core” strategic framework, in the functional areas of employees, operational excellence, and shareholder value.

The award opportunity for Mr. Bement under the Palo Verde Plan is based on the achievement of specified 2020 APS earnings levels and specified business unit performance goals. No incentive payment will be awarded to Mr. Bement under the APS earnings portion of the Palo Verde Plan unless Palo Verde achieves specified business unit performance goals and APS achieves a target threshold earnings level.  The business unit performance indicators for Mr. Bement under the Palo Verde Plan are in the functional areas of employees, operational excellence, performance improvement and shareholder value.  Mr. Bement has a target of 75% of his base salary, and up to a maximum of 150% of his base salary, depending on the achievement of the earnings and business unit performance goals, separately or in combination, and before adjustment for individual performance. Effective on January 21, 2020 when Mr. Bement transitions to Executive Vice President and Special Advisor to the Chief Executive Officer of APS, Mr. Bement will remain under the Palo Verde Plan with a target of 75% of his base salary. Due to Mr. Bement’s retirement, he will receive a prorated award under the Palo Verde Plan based on the amount of time he was actively employed during the plan year.

The Committee may adjust targets or incentive results under the APS Plan and Palo Verde Plan to reflect unanticipated events or unusual or nonrecurring adjustments to Pinnacle West or APS earnings (as applicable) that arise in the APS Plan year, including Arizona Corporation Commission rate-related impacts on earnings. Any awards for Messrs. Guldner, Hatfield, Froetscher and Bement are subject to potential forfeiture or recovery in accordance with Pinnacle West’s Clawback Policy.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Pinnacle West Press Release Regarding Retirement of Robert S. Bement and Appointment of Maria L. Lacal

104	Pinnacle West Arizona Public Service Company	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: December 19, 2019	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: December 19, 2019	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer